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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: July 26, 1999
                (Date of earliest event reported: July 22, 1999)




                           EL PASO ENERGY CORPORATION
             (Exact name of registrant as specified in the charter)



         DELAWARE                    1-14365                      76-0568816
(State or other jurisdiction   (Commission File Number)       ( I.R.S. Employer
      of incorporation)                                      Identification No.)



                             EL PASO ENERGY BUILDING
                              1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2131

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ITEM 5.  OTHER EVENTS

         On July 22, 1999, El Paso Energy Corporation released earnings for the second quarter and six months ended June 30, 1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c)   Exhibits:

                  EXHIBIT
                  NUMBER                     DESCRIPTION

                    99.1      -       Press release dated July 22, 1999



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EL PASO ENERGY CORPORATION



                                     By:     /s/  Jeffrey I. Beason
                                        ----------------------------------------
                                             Jeffrey I. Beason
                                         Vice President and Controller
                                           (Chief Accounting Officer)

Date: July 26, 1999


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                                  EXHIBIT INDEX

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Exhibit
Number                        Description
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
  99.1      -     Press release dated July 22, 1999
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